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                                                                EXHIBIT 10.139.1

                                PROMISSORY NOTE

$4,460,000.00                                                   October 22, 1996
                                                                Orlando, Florida


       FOR VALUE RECEIVED, SOUTHERN LAND INVESTORS, LTD., a Florida limited partnership (the "Borrower") , whose address is c/o Southern Land Company,
Attention: Michael J. Grindstaff, President, 20 North Orange Avenue, Suite 1000, Orlando, Florida 32801, promises to pay to the order of PAXSON OUTDOOR, INC., a Florida corporation ("Lender"), at 601 Clearwater Park Road, West Palm Beach, Florida 33401, or at such other place as the holder of this Note may from time to time designate, the principal sum of FOUR MILLION FOUR HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($4,460,000.00) in lawful money of the
United States of America, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due at the rate of ten percent (10.0%) per annum. After the maturity or due date of this Note, whether at the stated maturity, by acceleration, or otherwise, interest shall accrue on the principal amount remaining unpaid at a rate equivalent to the highest lawful rate or 25% per annum, whichever is less, until paid (the "Default Rate").

       Notwithstanding the foregoing, however, in no event shall the interest charged exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Lender does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder, together with all other payments of interest or in the nature of interest, would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless Borrower notifies Lender in writing that Borrower wishes to have such excess sum returned, together with interest at the rate specified in
Section 687.04(2), Florida Statutes, or any successor statute.

       Interest shall be computed on the basis of a year of 360 days but charged for the actual number of days elapsed.

       Principal and accrued interest hereunder shall be due and payable in a single payment on April 22, 1998 (the "Maturity

              STATE OF FLORIDA DOCUMENTARY STAMPS IN THE AMOUNT
              REQUIRED BY LAW HAVE BEEN PAID AND ARE AFFIXED TO
       THE MORTGAGE SECURING THIS NOTE, AND CANCELLED PURSUANT TO LAW

                                                                     Init. [sig]

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Date").  In the event that the entire principal balance plus any accrued interest under this Note is not paid in full on or before October 22, 1997, Borrower agrees that a financing fee shall accrue in favor of Lender in the amount of $50,000.00 per month (for any portion of a monthly period beginning on October 22, 1997) that any principal or accrued interest remains outstanding under this Note through the Maturity Date. Any such financing fee that is due and payable hereunder shall be payable on the Maturity Date.

       Each payment and prepayment by Borrower of principal or interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. If any installment of principal or interest hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable during the extension at the annual rate specified herein for the payment of interest before maturity. If the date for such payment is later than the last day of any month in which it is due, the date for payment shall be the last day of such month.

       Unless otherwise specified herein, payments of this Note shall be applied by Lender first to interest and lawful charges then accrued, and then to principal, unless otherwise determined by Lender in its sole discretion.

       Borrower shall be entitled to prepay this Note in whole or in part, at any time, without premium or penalty.

       The payment of this Note and all other indebtedness of Borrower to Lender, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities"), is secured by a lien on or security interest in certain real property of Borrower located in Orange County, Florida and all proceeds thereof (the "Collateral"), as described more fully in real estate mortgage of even date herewith from Borrower in favor of Lender (the "Mortgage"). Failure to list any collateral or security documents shall not affect Lender's rights in connection with such collateral or security documents.

       Additions to, releases, reductions, or exchanges of, or substitutions for the Collateral, payments on account of the loan evidenced by this Note or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time

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be made without affecting the provisions of this Note or the Liabilities.

         The following constitute events of default ("Events of Default") under this Note:

         (a) Borrower fails to pay principal, interest, or any other amount due under this Note or any of the other Loan Documents.

         (b) Any representation or warranty made by Borrower under this Note or in the Mortgage, or any report, certificate, financial statement, or other information provided by Borrower to Lender in connection herewith, is false or misleading in any material respect when made or deemed made.

         (c) Borrower fails to fully and promptly perform when due any agreement under this Note, the Mortgage, or otherwise a part of the loan transaction evidenced hereby.

         (d)       A default or event of default occurs under the Mortgage.

         (e) Borrower fails to pay any contractual obligation or principal or interest on any other indebtedness in excess of $100,000.00 other than that owed to Lender, if such failure, default, or event of default continues beyond the expiration of any applicable grace or cure period, or Borrower fails to fully and promptly perform any other obligation, agreement, term, or condition related thereto or there is otherwise a default or event of default thereunder if such failure, default, or event of default continues beyond the expiration of any applicable grace or cure period.

         (f) Borrower fails to fully and promptly perform when due any agreement contained in any lease, contract, or other agreement to which it is a party and which has a contract value in excess of $100,000.00, other than the Loan Documents and other than those containing monetary obligations (as described in (e) above), or there is otherwise a default or event of default thereunder (and such failure, default, or event of default continues beyond the expiration of any applicable grace or cure period).

         (g) Borrower liquidates, dissolves, or becomes incompetent; the business of Borrower is suspended; Borrower commences, or consents to or acquiesces in, a voluntary proceeding in bankruptcy or insolvency; Borrower applies for, or consents or acquiesces in the appointment of, a receiver for all or a substantial part of its property; Borrower makes an assignment for the benefit of creditors; or Borrower is unable to pay its debts as they mature or admits in writing its inability to pay its debts as they mature.


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         (h)     An involuntary proceeding in bankruptcy or insolvency is
commenced against Borrower; a receiver is involuntarily appointed for all or a substantial part of the property of Borrower; or an order is entered for the issuance of a warrant of attachment, execution, distraint, or similar process against all or a substantial part of the property of Borrower; if any of the foregoing continues for thirty (30) days without being vacated, discharged, stayed, bonded, or dismissed.

         (i) A judgment is entered against Borrower which is in an amount in excess of $100,000.00, and which is not discharged or for which a writ of execution or similar process is issued with respect thereto and is not stayed within the time allowed by law for filing notice of appeal of the final judgment.

         (j) A writ of attachment or garnishment is issued against, or a lien is imposed by operation of law on, any property of Borrower, if the amount of the claim or value of the affected property is in excess of $100,000.00, if the lien is not discharged within thirty (30) days after it has attached.

         (k) Any security interest, mortgage, or other lien intended to secure this Note is or becomes invalid, unenforceable, or unperfected, or ceases to be or is not a first lien, subject to no other lien except as expressly permitted herein, or any person granting such interest contests the validity, enforceability, perfection, or priority thereof, or a security interest in, mortgage, or lien is granted in such collateral (except in favor of Lender) or the collateral covered thereby is transferred to another person without the prior written consent of Lender.

       Borrower agrees to pay or reimburse Lender for all of its costs and expenses incurred in connection with the administration, supervision, collection, or enforcement of, or the preservation of any rights under, this Note or the obligation evidenced hereby, including without limitation, attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise. Borrower agrees to promptly pay, indemnify, and reimburse Lender for, and hold Lender harmless against any liability for, any and all documentary stamp taxes, nonrecurring intangible taxes, or other taxes, together with any interest, penalties, or other liabilities in connection therewith, that Lender now or hereafter determines are payable with respect to this Note, the obligations evidenced by this Note, any advances under this Note, any guaranties of this Note, or any mortgages or other security instruments securing this Note.

       All notices, requests, and demands to or upon the parties hereto, shall be deemed to have been given or made when delivered

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by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the address shown above or such other address as may be hereafter designated in writing by one party to the other.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

         In any litigation in connection with or to enforce this Note, any endorsement or guaranty of this Note, or any of the other Loan Documents, Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida or the United States courts located within the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to its address set forth herein (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

         In the event that any one or more of the provisions of this Note is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent permitted by applicable law, Borrower hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

         No delay or omission on the part of Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy. Presentment, demand, notice of nonpayment, notice of protest, protest, notice of dishonor and all other notices are hereby waived by Borrower.

         All rights and remedies of Lender under this Note and under any other Loan Documents are cumulative, and are not exclusive of any rights and remedies provided by law or in equity, and may be


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pursued singularly, successively, together, and may be exercised as often as the occasion therefor shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative except in the event of irreconcilable inconsistency, in which case the provisions of the credit agreement, or, if none, this Note, shall control.

         This Note may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

         This Note shall be binding upon and inure to the benefit of Lender, its successors and assigns, and shall be binding upon Borrower and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of Borrower shall be assigned without the prior written consent of Lender. In the event Lender transfers or assigns its obligations hereunder, Lender shall be relieved of all liability therefor.

         Time is of the essence in the performance of this Note.

         The principal balance of this Note may be reduced in accordance with the terms and conditions of the Contract for Sale and Purchase of even date herewith between Borrower and Lender.

         Anything in this Note to the contrary notwithstanding, in the event of a default under this Note, or upon the maturity of this Note, whether by acceleration or the passage of time, Lender's recourse against Borrower under this Note and the Mortgage shall be limited to the remedies set forth in the Mortgage and the other instruments securing this Note, and the Borrower shall not be personally liable for the payment of any amounts due under this Note or the instruments securing this Note. Lender shall not seek a deficiency judgment against the Borrower for amounts which remain due and owing after Lender's exercise of its rights against the Collateral. However, nothing contained in this paragraph shall prejudice the rights of Lender to recover from Borrower or its general partner (a) any funds, damages, or costs incurred by Lender as a result of fraud or intentional misrepresentation by Borrower,
(b) any condemnation or insurance proceeds, or other similar funds or payments attributable to the Collateral which, under the terms of any instruments securing this Note, should have been paid to Lender but which have been misappropriated by the Borrower, or (c) any sums, losses, damages, fines, assessments, penalties, costs, or other expenses arising from or in any way related to actual or threatened damage to the environment, the cost of an agency investigation, personal injury or death, or damage to property due to a release or alleged release of hazardous or toxic material on



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or under the Collateral or in the surface or groundwater of the Collateral, or due to any other condition existing on the Collateral resulting from the presence of hazardous or toxic materials. This limitation of personal liability against the Borrower is not intended to be, shall not operate as, a release of or impairment of any part of the indebtedness evidenced by this Note, or of Lender's lien on any of the Collateral, nor shall it limit or other prejudice in any way, the rights of Lender to exercise the remedies available to it under the Mortgage or the rights of Lender to enforce any of its other rights or remedies under this Note or any other instrument securing this Note.

         Borrower and Lender (by its acceptance hereof) hereby knowingly, irrevocably, voluntarily, and intentionally waive any right to a trial by jury in respect of any litigation based on this Note, the Mortgage, or any other document executed in connection with this Note, or arising out of, under, or in connection therewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of any party. This provision is a material inducement for Lender to enter into the transaction evidenced hereby.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.


                                        SOUTHERN LAND INVESTORS, LTD.,
                                        a Florida limited partnership


                                        By:  Southern Land Company, a Florida
                                             corporation, as its general partner

                                             By: /s/ Michael J. Grindstaff
                                                ------------------------------
                                                  Michael J. Grindstaff,
                                                      as its President



                                                                (CORPORATE SEAL)

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